CONTINENTAL
CAPITAL
& EQUITY
CORPORATION



195 Wekiva Springs Road
     Suite 2000
Longwood, Florida 32779
 Phone: (407) 682-2001
  Fax: (407) 682-2544



                              MARKET ACCESS PROGRAM
                               MARKETING AGREEMENT


THIS AGREEMENT (the "Agreement") made and entered into this 10th day of May, 1999, by and between CONTINENTAL CAPITAL & EQUITY CORPORATION, located at 195 Wekiva Springs Road, Suite 200, Longwood, FL 32779 (hereinafter referred to as "CCEC,") and FIBERCHEM, INC. located at 1181 Grier Drive, Building B, Las Vegas, Nevada 89119, (hereinafter referred to as "Company.")

WITNESSETH:
For and consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1. EMPLOYMENT. Company hereby hires and employs CCEC as an independent contractor; and CCEC does hereby accept its position as an independent contractor to the Company upon the terms and conditions hereinafter set forth.

2. TERM.  The term of this Agreement shall be for 9 months.

3. DUTIES AND OBLIGATIONS OF CCEC. CCEC shall have the following duties and obligations under this Agreement:
     3.1 Establish a financial public relations methodology designed to increase awareness of the Company within the investment community.
     3.2 Assist the Company in the implementation of its business plan and in accurately disseminating information to the marketplace, which information has been provided by the Company.
     3.3 To expose the Company to a broad network of active retail brokers, financial analysts, institutional fund managers, private investors and active financial newsletter writers.
     3.4 Prepare Company due diligence reports, corporate profile and fact sheets.
     3.5 Conduct a tele-marketing campaign to the investment community and brokerage community and conduct tele-conferences with a CCEC moderator, Company executive(s), and brokers, financial analysts, fund managers and the like.
     3.6 Feature the Company's corporate profile or fact sheet on CCEC's web site(s).
     3.7 Fax broadcast press releases, broker updates, Company newsletters to brokers, institutional fund managers, financial analysts, and accredited investors.
     3.8 E-mail press releases, corporate announcements, broker updates, Company news developments to a targeted e-mail database of brokers, institutional fund managers, financial analysts, and accredited investors.
     3.9 The duties and obligations of CCEC as outlined above shall be performed at CCEC's sole discretion until such time as Company has satisfied compensation requirements as outlined in sections 4.1, 4.2 and 4.3.

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                                                INITIAL-Company     INITIAL-CCEC

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ALL OF THE FOREGOING CCEC PREPARED DOCUMENTATION CONCERNING THE COMPANY,
INCLUDING, BUT NOT LIMITED TO, DUE DILIGENCE REPORTS, CORPORATE PROFILE, FACT SHEETS, AND QUARTERLY NEWSLETTERS, SHALL BE PREPARED BY CCEC FROM MATERIALS SUPPLIED TO IT BY THE COMPANY AND SHALL BE APPROVED BY THE COMPANY PRIOR TO DISSEMINATION BY CCEC.

4. CCEC'S COMPENSATION. Upon the execution of this Agreement, Company hereby covenants and agrees to pay CCEC as follows:
     4.1 Nine hundred ninety nine thousand (999,000) restricted shares payable upon execution of this agreement. Said shares shall be registered for free trade status by Company immediately upon execution of this Agreement and Company agrees that the registration of these shares will be effective within ninety days of the execution of this Agreement, otherwise Company agrees to pay CCEC a cash penalty of $10,000 per month or partial month that such registration is not effective, unless such failure is beyond the reasonable control of the company.
     4.2 In addition, CCEC has the option to purchase six hundred thousand (600,000) shares of the Company's common stock as follows: 200,000 shares of the Company's common stock @ $0.18; 200,000 shares of the Company's common stock @ $0.50; 200,000 shares of the Company's common stock @ $1.00.
The Company agrees to issue CCEC piggyback registration rights for the common shares underlying the options or warrants listed above within a 90 day period from the date of execution of this Agreement, otherwise the Company agrees to pay CCEC a cash penalty of $10,000 per month or partial month that such registration is not effective, unless such failure is beyond the reasonable control of the company. The term of the options or warrants shall expire 36 months from the day the Registration Statement registering the underlying shares of the option or warrant is deemed effective. The Company agrees to issue piggy-back registration rights to the Common Shares referenced above for resale by CCEC pursuant to its filing of an SEC Registration Statement on Form S-3, or such other applicable form as may be appropriate.
     4.3 CCEC recognizes that the acquisition of Company shares involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (ii) they may not be able to liquidate their investment; (iii) transferability of the shares is extremely limited; and (iv) CCEC could suffer the loss of their entire investment.

5. CCEC'S EXPENSES AND COSTS. Company shall pay all reasonable costs and expenses incurred by CCEC, its directors, officers, employees and agents, in carrying out its duties and obligations pursuant to the provisions of this Agreement, excluding CCEC's general and administrative expenses and costs, but including and not limited to the following costs and expenses; provided all costs and expense items in excess of $500.00 (Five Hundred U.S. Dollars) must be approved by the Company in writing prior to CCEC's incurrence of the same:

     5.1 Travel expenses, including but not limited to transportation, lodging and food expenses, when such travel is conducted on behalf of the Company.
     5.2 Seminars, expositions, money and investment shows.
     5.3 Radio and television time and print media advertising costs, when applicable.
     5.4 Subcontract fees and costs incurred in preparation of research reports, when applicable.
     5.5 Cost of on-site due diligence meetings, if applicable.
     5.6 Printing and publication costs of brochures and marketing materials which are not supplied by the Company.
     5.7 Corporate web site development costs.
     5.8 Printing and publication costs of Company annual reports, quarterly reports, and/or other shareholder communication collateral material which are not supplied by Company.
     5.9 Creation, production, and mailing of Inside Wall Street lead generation pieces and associated fulfillment material and services, i.e. corporate profiles, presidential cover letters, pre-printed envelopes, 1-800 numbers, postage, list selection, lead distribution, etc., at an established price of $2.00 per Inside Wall Street piece mailed. Company shall pay to CCEC reasonable costs and expenses incurred within ten (10) days of receipt of CCEC's written invoice for the same, excluding any costs associated with material and services defined in Section 4 above, which are due and payable in advance of material production.

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6. COMPANY'S DUTIES AND OBLIGATIONS.  Company shall have the following duties and  obligations under this Agreement:
     6.1 Cooperate fully and timely with CCEC so as to enable CCEC to perform its obligations under this Agreement.
     6.2 Within ten (10) days of the date of execution of this Agreement to deliver to CCEC a complete due diligence package on the Company including all the Company's filings with the Securities and Exchange Commission within the last twelve months, the last twelve months of press releases on the Company and all other relevant materials with respect to such filings, including but not limited to corporate reports, brochures, and the like; a list of the names and addresses of all the Company's shareholders known to the Company; and a list of the brokers and market makers in the Company's securities and which have been following the Company.
     6.3 The Company will act diligently and promptly in reviewing materials submitted to it from time to time by CCEC and inform CCEC of any inaccuracies contained therein prior to the dissemination of such materials.
     6.4 Immediately give written notice to CCEC of any change in Company's financial condition or in the nature of its business or operations which had or might have an adverse material effect on its operations, assets, properties or prospects of its business.
     6.5 Immediately pay all costs and expenses incurred by CCEC under the provisions of this Agreement when presented with invoices for the same by CCEC.
     6.6 Give full disclosure of all material facts concerning the Company to CCEC and update such information on a timely basis.
     6.7 Promptly pay the compensation due CCEC under the provisions of this Agreement.

7. NONDISCLOSURE. Except as may be required by law, Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without CCEC's expressed written consent subject to disclosing same further to Company counsel, accountants and other persons performing investment banking, financial, or related functions for Company.

8. COMPANY'S DEFAULT. In the event of any default in the payment of CCEC's compensation to be paid to it pursuant to this Agreement, or any other charges or expenses on the Company's part to be paid or met, or any part or installment thereof, at the time and in the manner herein prescribed for the payment thereof and as when the same becomes due and payable, and such default shall continue for twenty five (25) days after CCEC's notice thereof is received by Company; in the event of any default in the performance of any of the other covenants, conditions, restrictions, agreements, or other provisions herein contained on the part of the Company to be performed, kept, complied with or abided by, and such default shall continue for twenty five
(25) days after CCEC has given Company written notice thereof, or if a petition in bankruptcy is filed by the Company, or if the Company is adjudicated bankrupt, or if the Company shall compromise all its debts or assign over all its assets for the payment thereof, or if a receiver shall be appointed for the Company's property, then upon the happening of any of such events, CCEC shall have the right, at its option, forthwith or thereafter to accelerate all compensation, costs and expenses due or coming due hereunder and to recover the same from the Company by suit or otherwise and further, to terminate this Agreement. The Company covenants and agrees to pay all reasonable attorney fees, paralegal fees, costs and expenses of CCEC, including court costs, (including such attorney fees, paralegal fees, costs and expenses incurred on appeal) if CCEC employs an attorney to collect the aforesaid amounts or to enforce other rights of CCEC provided for in this Agreement in the event of any default as set forth above and CCEC prevails in such litigation. Further, until CCEC has received the first cash payment as described above in Section 4.1, CCEC shall not be required to commence performing hereunder.

9. COMPANY'S REPRESENTATIONS AND WARRANTIES. Company represents and warrants to CCEC for the purpose of inducing CCEC to enter into and consummate this Agreement as follows:
     9.1 Company has the power and authority to execute, deliver and perform this Agreement.


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     9.2 The execution and delivery by the Company of this Agreement have been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company's execution and delivery of this Agreement.
     9.3 This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect to any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to general principles of equity.
     9.4 The execution and delivery by the Company of this Agreement do not conflict with, constitute a breach of or a default under: (i) any applicable law, or any applicable rule, judgment, order, writ, injunction, or decree of any court; (ii) any applicable rule or regulation of any administrative agency or other governmental authority; (iii) the certificate of incorporation and By-Laws of the Company; (iv) any agreement, indenture, instrument or contract to which the Company is now a party or by which it is bound.
     9.5 No representation or warranty by the Company in this Agreement and no information in any statement, certificate, exhibit, schedule or other document furnished, or to be furnished by the Company to CCEC pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact which the Company has not disclosed to CCEC, in writing, or in SEC filings or press releases, which materially adversely affects, nor, so far as the Company can now reasonably foresee, may adversely affect the business, operations, prospects, properties, assets, profits or condition (financial or otherwise) of the Company.

10. MISCELLANEOUS

     10.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties hereto at their addresses indicated hereinafter. Either party may change his or its address for the purpose of this paragraph by written notice similarly given. Parties' addresses are as follows:
     FIBERCHEM, INC.:
                1181 Grier Drive
                Building B
                Las Vegas, Nevada 89119

     CCEC:      195 Wekiva Springs Road
                Suite 200
                Longwood, Florida  32779

     10.2 Entire Agreement. This Agreement represents the entire agreement between the Parties in relation to its subject matter and supersedes and voids all prior agreements between such Parties relating to such subject matter.
     10.3 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in a writing signed by both Parties.
     10.4 Waiver.   No waiver of any breach or condition of this Agreement
shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature, unless such shall be signed by the person making such waiver and/or which so provides by its terms.
     10.5 Captions. The captions appearing in this Agreement are inserted as a matter of convenience and for reference and in no way affect this Agreement, define, limit or describe its scope or any of its provisions.
     10.6 Situs. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Venue shall be in the Federal Courts of the United States located in Seminole County, Florida.
     10.7 Benefits. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their heirs, personal representatives, successors and assigns.

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     10.8 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.
     10.9 Arbitration. Except as to a monetary default by Company hereunder, any controversy, dispute or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration. Arbitration proceedings shall be conducted in accordance with the rules then prevailing of the American Arbitration Association or any successor. The award of the Arbitration shall be binding on the Parties. Judgment may be entered upon an arbitration award of in a court of competent jurisdiction and confirmed by such court. Venue for Arbitration proceedings shall be Seminole County, Florida. The costs of arbitration, reasonable attorneys' fees of the Parties, together with all other expenses, shall be paid as provided in the Arbitration award.
     10.10 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.
     10.11 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

This Agreement may be executed in counterparts and by fax transmission, each counterpart being deemed an original.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

CONFIRMED AND AGREED ON THIS 10TH DAY OF MAY, 1999.

CONTINENTAL CAPITAL & EQUITY CORPORATION

/s/ Juan Ferreira
-----------------------------                 -----------------------------
     Corporate Officer                                    Witness

/s/ Scott A. B. Gibson
-----------------------------                 -----------------------------
   Company Representative                                 Witness



CONFIRMED AND AGREED ON THIS 10TH DAY OF MAY, 1999.

FIBERCHEM, INC.

/s/ Geoffrey F. Hewitt                         /s/ Melvin W. Pelley
-----------------------------                 -----------------------------
     Corporate Officer                                    Witness




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